Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Group is party to certain licensing agreements where the Group is licensing IP from third parties. In consideration for such licenses the Group has made upfront payments and may be required to make additional contingent payments based on developmental and sales milestones and/or royalty on future sales. As of December 31, 2022, these milestone events have not yet occurred and therefore the Group does not have a present obligation to make the related payments in respect of the licenses. Such milestones are dependent on events that are outside of the control of the Group and many of these milestone events are remote of occurring. As of December 31, 2022, payments in respect of developmental milestones that are dependent on events that are outside the control of the Group but are reasonably possible to occur amounted to approximately $8.7 million. These milestone amounts represent an aggregate of multiple milestone payments depending on different milestone events in multiple agreements. The probability that all such milestone events will occur in the aggregate is remote. Payments made to license IP represent the acquisition cost of intangible assets. See Note 12.
The Group is party to certain sponsored research arrangements as well as arrangements with contract manufacturing and contract research organizations, whereby the counterparty provides the Company with research and/or manufacturing services. As of December 31, 2022, the noncancellable commitments in respect of such contracts amounted to approximately $11.3 million.